SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 1999
                                                  ------------------------------

                               SAFETY-KLEEN CORP.
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             (Exact name of registrant as specified in its charter)

   Delaware                             1-8368                    51-0228924
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(State or other                    (Commission                    (IRS Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)

1301 Gervais Street, Suite 300
Columbia, South Carolina                                                 29201
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (800) 933-4200
                                                   -----------------------------

                                 Not applicable
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                       This document consists of 4 pages.
           The exhibit index is contained on page 4 of this document.

Item 5. Other Events.

         On October 5, 1999, the Board of Directors of Safety-Kleen Corp. (the "Company") declared a dividend distribution of one Common Share Purchase Right on each outstanding share of Common Stock payable on or about October 25, 1999 to shareholders of record on such date. For a further description of the Rights, see the Summary of Rights to Purchase Common Stock attached as Exhibit B to the Rights Agreement attached hereto as Exhibit 1.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                           Not Applicable.

         (b)      Pro forma financial information.

                           Not Applicable.

         (c)      Exhibits.

                  1 Rights Agreement, dated as of October 15, 1999, between the Company and Equiserve Trust Company, N.A., which includes the form of Right Certificate as Exhibit A and the Summary of Rights to Purchase Common Stock as Exhibit B.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        SAFETY-KLEEN CORP.


                                        By: /s/ Kenneth W. Winger
                                           -------------------------------------
                                           Kenneth W. Winger
                                           President and Chief Executive Officer

Dated: October 15, 1999

                                  EXHIBIT INDEX

                               SAFETY-KLEEN CORP.

                           Current Report on Form 8-K
                             Dated October 15, 1999

                                                                    Sequentially
Exhibit                                                             Numbered
Number    Exhibit                                                   Page
------    -------                                                   ------------
1         Rights Agreement, dated as of October 5,
          1999, between the Company and Equiserve Trust Company,
          N.A., which includes the form of Right Certificate as Exhibit A and the Summary of Rights to Purchase Common
          Stock as Exhibit B.


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